MUTUALHEDGE EVENT DRIVEN LEGENDS FUND

MUTUALHEDGE EQUITY LONG-SHORT LEGENDS FUND
MUTUALHEDGE FRONTIER LEGENDS FUND

each, a series of NORTHERN LIGHTS FUND TRUST

Supplement dated March 31, 2010, to the

Statement of Additional Information dated January 6, 2010.

The section entitled: “Advisory Fees Paid to the Adviser,” located on page 18 of the Statement of Additional Information, is hereby amended to read as follows:

Advisory Fees Paid to the Adviser.  For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.45% of average daily net assets for the MutualHedge Event Driven Legends Fund and the MutualHedge Long-Short Legends Fund and at an annual rate of 1.70% of average daily net assets for the MutualHedge Frontier Legends Fund.  The Adviser has contractually agreed with the MutualHedge Event Driven Legends Fund and the MutualHedge Long-Short Legends Fund to waive advisory fees and, if necessary, reimburse certain other expenses, to limit the Net Total Annual Fund Operating Expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions and extraordinary expenses) to 1.95% of average daily net assets for Class A Shares and 2.70% of average daily net assets for Class C Shares of the Funds through November 30, 2010.  The Adviser has contractually agreed with the MutualHedge Frontier Legends Fund to waive advisory fees and, if necessary, reimburse certain other expenses, to limit the Net Total Annual Fund Operating Expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions and extraordinary expenses) to 2.20% of average daily net assets for Class A Shares and 2.95% of average daily net assets for Class C Shares of the Fund through November 30, 2010.  Fees deferred or reimbursed are subject to possible recoupment from the applicable class of Fund shares in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, dated January 6, 2010, which provide information that you should know about the Funds before investing.  These documents are available upon request and without charge by calling the Funds toll-free at 1-888-643-3431.

Please retain this Supplement for future reference.